UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

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FORM 8-K

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CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): January 15, 2014

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Masonite International Corporation
(Exact name of registrant as specified in its charter)

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British Columbia, Canada	001-11796	98-0377314
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2771 Rutherford Road Concord, Ontario, Canada	L4K 2N6
(Address of principal executive offices)	(Zip Code)
(800) 895-2723
(Registrant’s telephone number, including area code)
NOT APPLICABLE
(Former name or former address, if changed since last report)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02	Results of Operations and Financial Condition.
In connection with the proposed offering of senior notes described in Item 7.01 below, on January 15, 2014, Masonite International Corporation (the “Company”) issued a press release presenting certain preliminary information relating to its financial results for the fiscal year ended December 29, 2013 and the fourth quarter of fiscal year 2013. A copy of the press release is being furnished as Exhibit 99.1 and is incorporated herein by reference.
The information furnished pursuant to this Item 2.02, including Exhibit 99.1, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to liabilities under that section and shall not be deemed to be incorporated by reference into any filing of the Company under the Securities Act of 1933 (the “Securities Act”) or the Exchange Act, whether made before or after the date hereof, regardless of any general incorporation language in such filing.

Item 7.01	Regulation FD Disclosure.
On January 15, 2014, the Company issued a press release to announce that it intends to offer $100 million aggregate principal amount of its 8¼% Senior Notes due 2021 (the “notes”) in a private offering that is exempt from the registration requirements of the Securities Act, subject to market and other conditions. The notes are expected to be treated as a single series with, and will have the same terms as those of, $275 million aggregate principal amount of the existing 8¼% Senior Notes due 2021 previously issued by the Company on April 15, 2011 and $100 million aggregate principal amount of the existing 8¼% Senior Notes due 2021 previously issued by the Company on March 9, 2012. A copy of the press release is attached hereto as Exhibit 99.2 and is incorporated herein by reference.
The Company intends to use the net proceeds from the sale of the notes for general corporate purposes, which may include funding future acquisitions.
The Company is furnishing the information in this Item 7.01 to comply with Regulation FD. The information furnished pursuant to this Item 7.01, including Exhibit 99.2, shall not be deemed “filed” for purposes of Section 18 of the Exchange Act or otherwise subject to liabilities under that section and shall not be deemed to be incorporated by reference into any filing of the Company under the Securities Act or the Exchange Act, whether made before or after the date hereof, regardless of any general incorporation language in such filing

Item 9.01	Financial Statements and Exhibits.

Exhibit No.	Description

Exhibit 99.1	Press release issued by Masonite International Corporation on January 15, 2014.
Exhibit 99.2	Press release issued by Masonite International Corporation on January 15, 2014.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MASONITE INTERNATIONAL CORPORATION

Date:	January 15, 2014	By:	/s/ Robert E. Lewis
		Name:	Robert E. Lewis
		Title:	Senior Vice President, General Counsel and Secretary